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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2003


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-11727                  73-1493906
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
             (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 20, 2003, Heritage Propane Partners, L.P. (the "Partnership") issued a press release announcing its completion of a public offering of 1,610,000 common units, representing limited partner interests in the Partnership. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

     EXHIBIT NUMBER                 DESCRIPTION
     --------------                 -----------

          99.1            Heritage Propane Partners, L.P. press release dated
                          May 20, 2003.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED:  May 20, 2003.

                                       HERITAGE PROPANE PARTNERS, L.P.

                                            By: U.S. Propane, L.P.
                                                (General Partner)
                                            By: U.S. Propane, L.L.C.
                                                (General Partner)
                                            By: s/ Michael L. Greenwood
                                                --------------------------------
                                                Michael L. Greenwood
                                                Vice President and Chief
                                                Financial Officer

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                                 EXHIBIT INDEX


     EXHIBIT NUMBER                 DESCRIPTION
     --------------                 -----------

          99.1            Heritage Propane Partners, L.P. press release dated
                          May 20, 2003.